MANOR INVESTMENT FUNDS

Manor Fund

Ticker: MNRMX

Manor Growth Fund

Ticker: MNRGX

Manor Bond Fund

Ticker: MNRBX

SUPPLEMENT DATED FEBRUARY 13, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED APRIL 30, 2025

Effective February 1, 2026, Daniel A. Morris no longer serves as portfolio manager for Manor Fund, Manor Growth Fund and Manor Bond Fund (the “Funds”). Therefore, all references to Daniel Morris are removed from the Funds’ Prospectus and SAI.

Jonathan F. Kolle has been added as a portfolio manager for the Funds.

The disclosure following the paragraph heading “PORTFOLIO MANAGER” on page 4 of each Summary Prospectus and on pages 4, 8, and 12 of the Prospectus is revised as follows:

Jonathan F. Kolle, CFA has been the portfolio manager of the Fund since February 1, 2026.

In the section entitled “MANAGEMENT OF THE FUND” on page 15 of the Prospectus,  Daniel A. Morris’ biography is deleted and replaced by the following:

Jonathan F. Kolle, CFA has been a portfolio manager of the Funds since February 1, 2026. Mr. Kolle, President and Chief Investment Officer, joined the Adviser in 1999 as a portfolio manager and Vice President. He has been President and Chief Investment of the Adviser since 2013.   Mr. Kolle has over 30 years of investment experience and previously held senior positions at Wilmington Trust and its investment subsidiary, Wilmington Capital Management. He began his career in investment banking and corporate finance.

The paragraph under the section entitled “PORTFOLIO MANAGER” on page 11 of the SAI is deleted and replaced with the following:

Jonathan F. Kolle is the portfolio manager responsible for the day-to-day management of the Fund.

As of  December 31, 2025, Jonathan F. Kolle also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$33	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	400	$750	0	$0

The Adviser has not identified any material conflicts between the Funds and other accounts managed by Jonathon F. Kolle.

The following table shows the dollar range equity securities beneficially owned by the portfolio manager of the Funds as of December 31, 2025.

	Dollar Range of Equity Securities Owned
Name of Portfolio Manager	Manor Fund	Manor Growth Fund	Manor Bond Fund
Jonathan F. Kolle	$0	$0	$0

* * * * *

You should read this Supplement in conjunction with the Funds’ Summary Prospectus, Prospectus, and Statement of Additional Information, dated April 30, 2025. These documents are available upon request and without charge by calling the Funds at 1-800-663-4851 or by writing to the Funds at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.

Please retain this Supplement for future reference.